Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes

14. Income Taxes

We are structured as a master limited partnership with sufficient qualifying income, which is a pass-through entity for federal income tax purposes. Accordingly, we had no federal income tax expense for the years ended December 31, 2012 and 2010.

On December 30, 2010, we acquired all of the interests in Marysville Hydrocarbons Holdings, LLC, an entity that owned a taxable C-Corporation consolidated return group. We estimated $35 million of deferred tax liabilities resulting from built-in tax gains recognized in the transaction and recorded this as part of our preliminary acquisition accounting as of December 31, 2010. On January 4, 2011, we merged two wholly-owned subsidiaries of Marysville Hydrocarbons Holding, LLC and converted the combined entity’s organizational structure from a corporation to a limited liability company. This conversion to a limited liability company triggered the deferred tax liabilities resulting from built-in tax gains to become currently payable. Accordingly, the estimated $35 million of deferred tax liabilities at December 31, 2010 became currently payable on January 4, 2011. During 2011, we made federal and state tax payments of $29 million and less than $1 million, respectively, related to our estimated $35 million tax liability that resulted from our acquisition of Marysville. In 2011, the remaining $5 million estimated tax payable was reclassified to goodwill in our final acquisition accounting for the Marysville business combination.

The State of Texas imposes a margin tax that is assessed at 1% of taxable margin apportioned to Texas. For the years ended December 31, 2011 and 2010, the state of Michigan imposed a business tax of 0.8% on gross receipts, and 4.95% of Michigan taxable income. The sum of the gross receipts and income tax was subject to a tax surcharge of 21.99%. The Michigan business tax was repealed for the year ended December 31, 2012.

Income tax expense consists of the following:

	Year Ended December 31,
	2012	2011	2010
	(Millions)
Current:
Federal income tax expense	$—	$(29)	$—
State income tax expense	(1)	(2)	(1)
Deferred:
Federal income tax benefit	—	29	—
State income tax (expense) benefit	—	1	(1)

Total income tax expense	$(1)	$(1)	$(2)

We had net long-term deferred tax liabilities of $6 million as of December 31, 2012 and 2011, included in other long-term liabilities on the consolidated balance sheets. These state deferred tax liabilities relate to our Texas operations, and are primarily associated with depreciation related to property plant and equipment.

Our effective tax rate differs from statutory rates, primarily due to being structured as a master limited partnership, which is a pass-through entity for federal income tax purposes, while being treated as a taxable entity in certain states